                                                                  Exhibit 99.(p)

                               POWER OF ATTORNEY

         I, the undersigned Director and/or Trustee of GE Funds, GE Institutional Funds, GE Lifestyles Funds and GE Investments Funds, Inc. plus any other investment company for which GE Investment Management, Inc. or an affiliate acts as investment adviser and for which the undersigned individual serves as Director and/or Trustee (collectively, the "Funds"), hereby constitute and apoint Michael J.Cosgrove, Matthew J. Simpson, Jeanne M. LaPorta and Marc R. Bryant, each of them singly, my true and lawful attorneys-in-fact, with full power and substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Forms N-1A and N-8A or any successor(s) thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all the said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after the date hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of December, 1998.


                                               /s/ JOHN R. COSTANTINO
                                               ----------------------
                                               John R. Costantino

                               POWER OF ATTORNEY

         I, the undersigned Director and/or Trustee of GE Funds, GE Institutional Funds, GE Lifestyles Funds and GE Investments Funds, Inc. plus any other investment company for which GE Investment Management, Inc. or an affiliate acts as investment adviser and for which the undersigned individual serves as Director and/or Trustee (collectively, the "Funds"), hereby constitute and apoint Michael J.Cosgrove, Matthew J. Simpson, Jeanne M. LaPorta and Marc R. Bryant, each of them singly, my true and lawful attorneys-in-fact, with full power and substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Forms N-1A and N-8A or any successor(s) thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all the said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after the date hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of December, 1998.


                                               /s/ WILLIAM J. LUCAS
                                               ----------------------
                                               William J. Lucas

                               POWER OF ATTORNEY

         I, the undersigned Director and/or Trustee of GE Funds, GE Institutional Funds, GE Lifestyles Funds and GE Investments Funds, Inc. plus any other investment company for which GE Investment Management, Inc. or an affiliate acts as investment adviser and for which the undersigned individual serves as Director and/or Trustee (collectively, the "Funds"), hereby constitute and apoint Michael J.Cosgrove, Matthew J. Simpson, Jeanne M. LaPorta and Marc R. Bryant, each of them singly, my true and lawful attorneys-in-fact, with full power and substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Forms N-1A and N-8A or any successor(s) thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all the said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after the date hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of December, 1998.


                                               /s/ ROBERT P. QUINN
                                               ----------------------
                                               Robert P. Quinn